UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 13, 2012

ORBITAL SCIENCES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14279	06-1209561
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45101 Warp Drive, Virginia 20166
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (703) 406-5000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously disclosed, Orbital Sciences Corporation (the “Company”) has been engaged in discussions with the Securities and Exchange Commission (the “SEC”) relating to the SEC’s review of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2011.  The SEC had requested, among other things, supplemental information on certain of the Company’s accounting policies and disclosures relating to the timing of revenue recognition, in particular, with respect to the Company’s launch and delivery milestones under its Commercial Resupply Services contract.  On June 13, 2012, the SEC informed the Company that the review of the Company’s reports was completed.  The Company does not plan to make any changes to its reports based on these discussions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBITAL SCIENCES CORPORATION (Registrant)
By: /s/Susan Herlick
Date: June 14, 2012	Susan Herlick Senior Vice President, General Counsel and Secretary